**DEBTOR(S):** Midway Gold US Inc.

**CASE NUMBER:** 15-16835

**MONTHLY OPERATING REPORT**
CHAPTER 11

**Form 2-A**
**COVER SHEET**

For Period End Date: 8/31/2015

**Accounting Method:** Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

| Report/Document Attached | Previously Waived | REQUIRED REPORTS/DOCUMENTS |
|---|---|---|
| X | | 1. Cash Receipts and Disursements Statement (Form 2-B) |
| X | | 2. Balance Sheet (Form 2-C) |
| X | | 3. Profit and Loss Statement (Form 2-D) |
| X | | 4. Supporting Schedules (Form 2-E) |
| X | | 5. Quarterly Fee Summary (Form 2-F) |
| X | | 6. Narrative (Form 2-G) |
| X | | 7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)* |
| X | | 8. Bank Statement Reconciliations for all Bank Accounts |
| N/A | | 9. Evidence of insurance for all policies renewed or replaced during month |

***I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.***

**Executed on:** 9/30/2015

**Print Name:** William M. Zisch

**Signature:** William M. Zisch

**Title:** CEO and President

Rev. 8/31/15

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

**CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)**

8/1/2015 to 8/31/2015 Month 8

**CASH FLOW SUMMARY**

| | | Midway Gold Corp. | Midway Gold U.S. Inc. | Midway Services Co. | MDW Mine ULC | MDW Pan Hold Co. | MDW Pan LLP | MDW GR Hold Co. | MDW Gold Rock LLP | RR Exploration | Nevada Talon LLC | Midway Gold Realty | GEH (BC) Holding Inc. | GEH (US) Holding Inc. | Golden Eagle Holding Inc. | Consolidated |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1. **Beginning Cash Balance** | $ | 96,855 | 203,455 | 52,155 | - | 100 | 3,574,336 | 100 | 7 | 4,283 | 389 | 202 | - | - | - | 3,931,881 [1] |
| 2. Cash Receipts | | | | | | | | | | | | | | | | |
| Sales | | - | - | - | - | - | 1,763,319 | - | - | - | - | - | - | - | - | 1,763,319 |
| Sale of Assets | | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Loans/advances | | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Intercompany Transfer | | 107,684 | 546,000 | 360,000 | - | 546,000 | - | 33,000 | 33,000 | 140,000 | - | - | - | - | - | 1,765,684 [2] |
| Miscellaneous | | - | 13,318 | 8,635 | - | - | 328,424 | - | - | - | - | - | - | - | - | 350,377 |
| Total Cash Receipts | $ | 107,684 | 559,318 | 368,635 | - | 546,000 | 2,091,743 | 33,000 | 33,000 | 140,000 | 0 | - | - | - | - | 3,879,380 |
| 3. Cash Disbursements | | | | | | | | | | | | | | | | |
| Operations | | (1,143) | (104,147) | (408,927) | - | - | (982,934) | - | (20,000) | (141,632) | (125) | (62) | - | - | - | (1,658,968) |
| Debt Service/Secured loan payment | | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Professional fees/U.S. Trustee fees | | (86,132) | - | - | - | - | (127,430) | - | (11,918) | - | - | - | - | - | - | (225,480) |
| Professional fees paid from retainer | | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Intercompany Transfer | | - | (643,687) | - | - | (546,000) | (546,000) | (33,000) | - | - | - | - | - | - | - | (1,768,687) [2] |
| Total Cash Disbursements | $ | (87,275) | (747,834) | (408,927) | - | (546,000) | (1,656,364) | (33,000) | (31,918) | (141,632) | (125) | (62) | - | - | - | (3,653,136) |
| 4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements) | | 20,409 | (188,515) | (40,292) | - | - | 435,379 | - | 1,082 | (1,632) | (125) | (62) | - | - | - | 226,244 |
| 5 **Ending Cash Balance (to Form 2-C)** | $ | 117,264 | 14,939 | 11,864 | - | 100 | 4,009,715 | 100 | 1,088 | 2,651 | 264 | 140 | - | - | - | 4,158,126 |

**CASH BALANCE SUMMARY**

| | Financial Institution | Balance 31-Aug-15 |
|---|---|---|
| MDW Corp | TD Canada Trust (CAD) | $ 117,264 [4] |
| Midway Gold US | Wells Fargo N.A. | 14,939 |
| Midway Services Company | Wells Fargo N.A. | 11,864 |
| Nevada Talon | Wells Fargo N.A. | 264 |
| Realty | Wells Fargo N.A. | 140 |
| RR Exploration | Wells Fargo N.A. | 2,651 |
| Mine Services LLC [3] | Wells Fargo N.A. | 363 |
| MDW Pan Hold Co. | Wells Fargo N.A. | 100 |
| MDW GR Hold Co. | Wells Fargo N.A. | 100 |
| Midway Pan Mine Co. [3] | Wells Fargo N.A. | 100 |
| Midway Gold Rock Mine Co. [3] | Wells Fargo N.A. | 100 |
| MDW Pan LLP | Wells Fargo N.A. | 3,649,032 |
| MDW Pan LLP | BNY Mellon | 360,683 |
| MDW Gold Rock LLP | Wells Fargo N.A. | 1,088 |
| | | $ 4,158,689 [5] |

*[1] Current month beginning cash balance should equal the previous month's ending balance.*
*[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.*
*[3] Non-Debtor Entities.*
*[4] Balance is reflected in USD$. Canadian dollar equivalent and balance per bank statement is $84,457.*
*[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.*

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 8/31/2015

| CASH FLOW SUMMARY | | Midway Gold Corp. | Midway Gold U.S. Inc. | Midway Services Co. | MDW Mine ULC | MDW Pan Hold Co. | MDW Pan LLP | MDW GR Hold Co. | MDW Gold Rock LLP | RR Exploration | Nevada Talon LLC | Midway Gold Realty | GEH (BC) Holding Inc. | GEH (US) Holding Inc. | Golden Eagle Holding Inc. | Consolidated |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **1. Beginning Cash Balance** | $ | 280,447 | 14,511 | 84,638 | - | 100 | 419,144 | 100 | 3,494 | 4,733 | 919 | 2,930 | - | - | - | 811,014 [1] |
| 2. Cash Receipts | | | | | | | | | | | | | | | | |
| Sales | | - | - | - | - | - | 7,729,303 | - | - | - | - | - | - | - | - | 7,729,303 |
| Sale of Assets | | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Loans/advances | | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Intercompany Transfer | | 149,775 | 1,976,588 | 1,080,000 | - | 1,824,000 | - | 208,000 | 208,000 | 140,000 | 41,000 | - | - | - | - | 5,627,363 [2] |
| Miscellaneous | | 153 | 22,933 | 12,334 | - | - | 334,040 | - | - | - | - | - | - | - | - | 369,461 |
| Total Cash Receipts | $ | 149,929 | 1,999,521 | 1,092,334 | - | 1,824,000 | 8,063,343 | 208,000 | 208,000 | 140,000 | 41,000 | - | - | - | - | 13,726,127 |
| 3. Cash Disbursements | | | | | | | | | | | | | | | | |
| Operations | | (5,688) | (417,456) | (1,164,133) | - | - | (2,224,432) | - | (197,838) | (141,757) | (41,330) | (2,464) | - | - | - | (4,195,098) |
| Debt Service/Secured loan payment | | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Professional fees/U.S. Trustee fees | | (91,961) | (1,950) | (975) | - | - | (424,339) | - | (12,568) | (325) | (325) | (325) | - | - | - | (532,769) |
| Professional fees paid from retainer | | (20,174) | - | - | - | - | - | - | - | - | - | - | - | - | - | (20,174) |
| Intercompany Transfer | | (195,288) | (1,579,687) | - | - | (1,824,000) | (1,824,000) | (208,000) | - | - | - | - | - | - | - | (5,630,975) [2] |
| Total Cash Disbursements | $ | (313,112) | (1,999,093) | (1,165,108) | - | (1,824,000) | (4,472,771) | (208,000) | (210,406) | (142,082) | (41,655) | (2,789) | - | - | - | (10,379,016) |
| 4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements) | | (163,183) | 428 | (72,774) | - | - | 3,590,572 | - | (2,406) | (2,082) | (655) | (2,789) | - | - | - | 3,347,111 |
| **5 Ending Cash Balance (to Form 2-C)** | $ | 117,264 | 14,939 | 11,864 | - | 100 | 4,009,715 | 100 | 1,088 | 2,651 | 264 | 140 | - | - | - | 4,158,126 |

**CASH BALANCE SUMMARY**

| | Financial Institution | Book Balance 31-Aug-15 | Book Balance 21-Jun-15 |
|---|---|---|---|
| MDW Corp | TD Canada Trust (CAD) | $ 117,264 [4] | $ 280,447 |
| Midway Gold US | Wells Fargo N.A. | 14,939 | 14,511 |
| Midway Services Company | Wells Fargo N.A. | 11,864 | 84,638 |
| Nevada Talon | Wells Fargo N.A. | 264 | 919 |
| Realty | Wells Fargo N.A. | 140 | 2,930 |
| RR Exploration | Wells Fargo N.A. | 2,651 | 4,733 |
| Mine Services LLC [3] | Wells Fargo N.A. | 363 | 363 |
| MDW Pan Hold Co. | Wells Fargo N.A. | 100 | 100 |
| MDW GR Hold Co. | Wells Fargo N.A. | 100 | 100 |
| Midway Pan Mine Co. [3] | Wells Fargo N.A. | 100 | 100 |
| Midway Gold Rock Mine Co. [3] | Wells Fargo N.A. | 100 | 100 |
| MDW Pan LLP | Wells Fargo N.A. | 3,649,032 | 382,665 |
| MDW Pan LLP | BNY Mellon | 360,683 | 36,478 |
| MDW Gold Rock LLP | Wells Fargo N.A. | 1,088 | 3,494 |
| | | $ 4,158,689 [5] | $ 811,577 |

*[1] Accumulated beginning cash balance is the cash available at the commencement of the case.*
*[2] Intercompany transfers do not net to zero due to foreign exchange rates and banking fees.*
*[3] Non-Debtor Entities.*
*[4] Balance is reflected in USD$. Canadian dollar equivalent and balance per bank statement is $84,457.*
*[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.*

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

8/1/2015 to 8/31/2015 Month 8

| Case No. | Case Name | # of Bank Accounts | Total Monthly Disbursements by Debtor | Less: Intercompany Transfers | Amount to Quarterly Trustee Fees |
|---|---|---|---|---|---|
| 15-16835 | Midway Gold Corp. US (Midway Gold US) | One Wells Fargo | (747,834) | (643,687) | (104,147) |
| 15-16836 | Midway Gold Corp. (MDW Corp) | One Canadian Account | (87,275) | - | (87,275) |
| 15-16837 | Golden Eagle Holding | No bank account | - | - | - |
| 15-16838 | MDW-GR Holding | One Wells Fargo | (33,000) | (33,000) | - |
| 15-16839 | RR Exploration | One Wells Fargo | (141,632) | - | (141,632) |
| 15-16840 | Midway Services Co. | One Wells Fargo | (408,927) | - | (408,927) |
| 15-16841 | Nevada Talon, LLC | One Wells Fargo | (125) | - | (125) |
| 15-16842 | MDW Pan Holding | One Wells Fargo | (546,000) | (546,000) | - |
| 15-16843 | MDW Pan LLP | One Wells Fargo/ Four BNY Mellon | (1,656,364) | (546,000) | (1,110,364) |
| 15-16844 | MDW Gold Rock, LLP | One Wells Fargo | (31,918) | - | (31,918) |
| 15-16845 | Midway Gold Realty | One Wells Fargo | (62) | - | (62) |
| 15-16846 | MDW Mine ULC | No Bank Account | - | - | - |
| 15-16847 | GEH (BC) Holding | No Bank Account | - | - | - |
| 15-16848 | GEH (US) Holding | No Bank Account | - | - | - |
| | Total | | (3,653,136) | (1,768,687) | (1,884,449) |

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2015 to 8/31/2015

**CASH RECEIPTS DETAIL** **Account No:** Includes all debtor accounts

***(attach additional sheets as necessary)***

| Date | Payer | Entity | Description | Amount (USD$) |
|---|---|---|---|---|
| 8/11/2015 | Midway Gold U.S. (Transfer) | 21 | Intercompany Transfer | 15,383.43 |
| 8/12/2015 | Midway Gold U.S. (Transfer) | 21 | Intercompany Transfer | 92,300.59 |
| 8/5/2015 | Blue Radio | 2 | Miscellaneous | 6,649.50 |
| 8/5/2015 | AT&T | 2 | Miscellaneous | 19.37 |
| 8/10/2015 | Pan Hold Co. (Transfer) | 2 | Intercompany Transfer | 140,000.00 |
| 8/12/2015 | Pan Hold Co. (Transfer) | 2 | Intercompany Transfer | 120,000.00 |
| 8/18/2015 | Pan Hold Co. (Transfer) | 2 | Intercompany Transfer | 200,000.00 |
| 8/21/2015 | Pan Hold Co. (Transfer) | 2 | Intercompany Transfer | 16,000.00 |
| 8/28/2015 | Pan Hold Co. (Transfer) | 2 | Intercompany Transfer | 70,000.00 |
| 8/31/2015 | Blue Radio | 2 | Miscellaneous | 6,649.50 |
| 8/10/2015 | Midway Gold U.S. (Transfer) | 10 | Intercompany Transfer | 140,000.00 |
| 8/21/2015 | MDW Pan LLP (Transfer) | 14 | Intercompany Transfer | 16,000.00 |
| 8/28/2015 | MDW Pan LLP (Transfer) | 14 | Intercompany Transfer | 70,000.00 |
| 8/12/2015 | MDW Pan LLP (Transfer) | 14 | Intercompany Transfer | 120,000.00 |
| 8/10/2015 | MDW Pan LLP (Transfer) | 14 | Intercompany Transfer | 140,000.00 |
| 8/18/2015 | MDW Pan LLP (Transfer) | 14 | Intercompany Transfer | 200,000.00 |
| 8/21/2015 | Midway Gold U.S. (Transfer) | 15 | Intercompany Transfer | 6,000.00 |
| 8/28/2015 | Midway Gold U.S. (Transfer) | 15 | Intercompany Transfer | 27,000.00 |
| 8/28/2015 | Cobra | 16 | Miscellaneous | 8,634.90 |
| 8/28/2015 | Midway Gold U.S. (Transfer) | 16 | Intercompany Transfer | 10,000.00 |
| 8/4/2015 | Midway Gold U.S. (Transfer) | 16 | Intercompany Transfer | 150,000.00 |
| 8/18/2015 | Midway Gold U.S. (Transfer) | 16 | Intercompany Transfer | 200,000.00 |
| 8/17/2015 | Nevada Rural Housing | 19 | Miscellaneous | 250.00 |
| 8/11/2015 | AT&T | 19 | Miscellaneous | 3,969.00 |
| 8/24/2015 | Metalor | 19 | Sales | 222,451.20 |
| 8/28/2015 | Metalor | 19 | Sales | 258,346.80 |
| 8/21/2015 | Zurich Insurance | 19 | Miscellaneous | 324,204.84 |
| 8/18/2015 | Metalor | 19 | Sales | 358,557.00 |
| 8/10/2015 | Metalor | 19 | Sales | 452,210.33 |
| 8/3/2015 | Metalor | 19 | Sales | 471,753.50 |
| 8/21/2015 | GR Hold Co. (Transfer) | 20 | Intercompany Transfer | 6,000.00 |
| 8/28/2015 | GR Hold Co. (Transfer) | 20 | Intercompany Transfer | 27,000.00 |

| | | |
|---|---|---|
| **Total Sales** | $ | 1,763,318.83 |
| **Total Intercompany Transfers** | $ | 1,765,684.02 |
| **Total Miscellaneous** | $ | 350,377.11 |
| **Total Cash Receipts** | $ | **3,879,379.96** [1] |

*[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1*

Rev. 8/31/15

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2015 to 8/31/2015

**CASH DISBURSEMENTS DETAIL** **Account No:** Includes all debtor accounts

***(attach additional sheets as necessary)***

| Entity | Date | Check No. | Payee | Description (Purpose) | Amount (USD$) |
|---|---|---|---|---|---|
| 21 | 8/12/2015 | 874 | Computershare | Inv 849780 | $ -762.01 |
| 21 | 8/12/2015 | 875 wire | DLA Piper Canada | Inv 1560892 pre | -34,177.59 |
| 21 | 8/12/2015 | 876 wire | DLA Piper Canada | Inv 1560892 post | -24,074.64 |
| 21 | 8/12/2015 | 144610 | E & Y | | -18,534.14 |
| 21 | 8/12/2015 | 877 wire | Borden Ladner Gervalis | Inv 697244301 | -4,126.99 |
| 21 | 8/21/2015 | 144623 | Borden Ladner Gervalis | | -5,218.77 |
| 21 | 8/31/2015 | Fees | TD Canada Trust | | -380.96 |
| 2 | 8/4/2015 | transfer | Wells Fargo | to Payroll | -150,000.00 |
| 2 | 8/7/2015 | 6031 | Century Link | | -197.00 |
| 2 | 8/7/2015 | 6032 | Fed Ex | | -49.50 |
| 2 | 8/7/2015 | 6033 | Grow Resources | | -2,000.00 |
| 2 | 8/7/2015 | 6034 | NV Energy | | -112.92 |
| 2 | 8/7/2015 | 6035 | Tonapah Public Utilities | | -34.20 |
| 2 | 8/7/2015 | 6036 | ATT | | -72.00 |
| 2 | 8/7/2015 | 6037 | Pure Water | | -216.22 |
| 2 | 8/7/2015 | 144580 | ISC dba Venture Tech | Inv 11674 & 11673 | -9,277.06 |
| 2 | 8/7/2015 | 6038 - ONLINE | All Copy PA | Inv 46509057 | -652.67 |
| 2 | 8/10/2015 | 144581 | US Bank Corporate Payment | | -325.00 |
| 2 | 8/10/2015 | 144582 | Tom Williams | | -90.76 |
| 2 | 8/10/2015 | transfer | Wells Fargo | to Co 10 | -140,000.00 |
| 2 | 8/11/2015 | transfer | TD Canada | | -15,653.12 |
| 2 | 8/11/2015 | Fee | Wells Fargo | service chg | -997.91 |
| 2 | 8/12/2015 | 6039 | AT & T | | -238.27 |
| 2 | 8/12/2015 | 6040 | Douglas Co Treasuer | | -2,365.62 |
| 2 | 8/12/2015 | 6041 | Fed Ex | | -60.22 |
| 2 | 8/12/2015 | 144595 | James Wilbourn | | -58.79 |
| 2 | 8/12/2015 | 144596 | US Bank Corporate Payment | | -1,541.63 |
| 2 | 8/12/2015 | transfer | TD Canada | | -95,033.88 |
| 2 | 8/18/2015 | transfer | Wells Fargo | to Co 16 | -200,000.00 |
| 2 | 8/20/2015 | 144597 | David Rowe | royalty payment | -25,000.00 |
| 2 | 8/20/2015 | 144598 | Randall Stoeberl | royalty payment | -25,000.00 |
| 2 | 8/21/2015 | 6042 | Fed Ex | | -75.50 |
| 2 | 8/21/2015 | 6043 | Paula Dodds | | -2,117.92 |
| 2 | 8/21/2015 | 6044 | Frontier | | -166.43 |
| 2 | 8/21/2015 | 6045 | Lexis Nexis | | -423.36 |
| 2 | 8/21/2015 | transfer | Wells Fargo | to Co 15 | -6,000.00 |
| 2 | 8/28/2015 | 6046 | ATT | | -293.52 |
| 2 | 8/28/2015 | 6047 | Fed Ex | | -185.00 |
| 2 | 8/28/2015 | 144624 | ARTIS HRA Inverness | Sept | -27,191.41 |
| 2 | 8/28/2015 | 144625 | All Copy MO | Inv 25169892 | -225.76 |
| 2 | 8/28/2015 | 144626 | US Bank Corporate Payment | | -5,178.02 |
| 2 | 8/28/2015 | transfer | Wells Fargo | to Co 15 | -27,000.00 |
| 2 | 8/28/2015 | transfer | Wells Fargo | to Co 16 | -10,000.00 |
| 5 | 8/28/2015 | 1053 | Key State Corporate | Q4 communication fees | -125.00 |
| 9 | 8/3/2015 | 20150803 | ATT | | -62.00 |

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2015 to 8/31/2015

**CASH DISBURSEMENTS DETAIL** **Account No:** Includes all debtor accounts

***(attach additional sheets as necessary)***

| Entity | Date | Check No. | Payee | Description (Purpose) | Amount (USD$) |
|---|---|---|---|---|---|
| 10 | 8/10/2015 | 3425 | DOI Bureau of Land Management | | -132,525.00 |
| 10 | 8/10/2015 | 3426 | White Pine County Recorder | | -8,981.50 |
| 10 | 8/28/2015 | 3427 | Key State Corp | 4 Q | -125.00 |
| 14 | 8/2/2015 | transfer | Wells Fargo | to MGUS | -16,000.00 |
| 14 | 8/10/2015 | transfer | Wells Fargo | to MGUS | -140,000.00 |
| 14 | 8/12/2015 | transfer | Wells Fargo | to Mgus | -120,000.00 |
| 14 | 8/18/2015 | transfer | Wells Fargo | to MGUS | -200,000.00 |
| 14 | 8/28/2015 | transfer | Wells Fargo | to MGUS | -70,000.00 |
| 15 | 8/21/2015 | transfer | Wells Fargo | to Co 20 | -6,000.00 |
| 15 | 8/28/2015 | transfer | Wells Fargo | to Co 20 | -27,000.00 |
| 16 | 8/4/2015 | 10082 | Garnishment | PP #14 | -458.82 |
| 16 | 8/4/2015 | 10083 | Garnishment | PP#15 | -424.70 |
| 16 | 8/5/2015 | PP# 16 | Paycom | PP# 16 ACH | -100,123.70 |
| 16 | 8/5/2015 | PP# 16 | Paycom | PP# 16 TAXES | -45,790.24 |
| 16 | 8/5/2015 | 144306 | Principal | PP # 16 401K | -9,275.63 |
| 16 | 8/5/2015 | PP# 16 | Paycom | PP# 16 Fees | -677.09 |
| 16 | 8/7/2015 | 144307 | Rocky Mt Reserve | PP# 16 | -1,845.49 |
| 16 | 8/18/2015 | 144308 | Principal | PP #17 | -8,707.44 |
| 16 | 8/20/2015 | 144310 | Cigna | | -65,335.84 |
| 16 | 8/20/2015 | 144309 | Rocky Mt Reserve | Aug Fees | -158.25 |
| 16 | 8/21/2015 | PP # 17 | Paycom | PP# 17 ACH | -108,691.69 |
| 16 | 8/21/2015 | PP # 17 | Paycom | PP# 17 TAXES | -48,919.10 |
| 16 | 8/21/2015 | 144311 | Rocky Mt Reserve | | -1,845.49 |
| 16 | 8/21/2015 | 1060 | Allstate | | -779.60 |
| 16 | 8/21/2015 | 1061 | VSP | | -760.04 |
| 16 | 8/21/2015 | PP # 17 | Paycom | PP# 17 Fees | -677.09 |
| 16 | 8/28/2015 | 1063 | MetLife | | -7,216.56 |
| 16 | 8/28/2015 | 1062 | Employment Security Division | 1Q Nevada Bond Tax | -6,550.39 |
| 16 | 8/28/2015 | 1064 | VSP | | -689.34 |
| 19 | 8/4/2015 | 144580 | Ore Max | | -2,879.68 |
| 19 | 8/5/2015 | 144581 | Ore Max | | -1,103.35 |
| 19 | 8/7/2015 | 144582 | Ledcor | | -68,179.50 |
| 19 | 8/7/2015 | 2546 ach | Golder Associates | Inv 4205812 & 422615 | -31,389.88 |
| 19 | 8/7/2015 | 144591 | RPA | | -31,157.50 |
| 19 | 8/7/2015 | 2537 | Geologic Assoc | | -29,975.00 |
| 19 | 8/7/2015 | 144590 | Luskin Stern & Eisler | | -18,422.00 |
| 19 | 8/7/2015 | 2540 | Mt Wheeler | Inv 283307 & 245843 | -17,492.75 |
| 19 | 8/7/2015 | 2548 wire | Kappes, Cassiday & Assoc | | -15,780.00 |
| 19 | 8/7/2015 | 144587 | James Moore | | -11,066.07 |
| 19 | 8/7/2015 | 2532 | Desert Gold Precast | Inv 12234 | -10,578.15 |
| 19 | 8/7/2015 | 144592 | Stine Consulting | | -9,600.00 |
| 19 | 8/7/2015 | 144588 | Ross MacLean | | -8,991.01 |
| 19 | 8/7/2015 | 2545 | Desert Gold Precast | Inv 12228 | -5,289.08 |

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2015 to 8/31/2015

**CASH DISBURSEMENTS DETAIL** **Account No:** Includes all debtor accounts

***(attach additional sheets as necessary)***

| Entity | Date | Check No. | Payee | Description (Purpose) | Amount (USD$) |
|---|---|---|---|---|---|
| 19 | 8/7/2015 | 144591 | Lynn B Greenman | | -5,000.00 |
| 19 | 8/7/2015 | 2534 | ESS | Inv 513-5--0615 | -4,961.25 |
| 19 | 8/7/2015 | 144583 | Andrea Gill | Aug | -4,500.00 |
| 19 | 8/7/2015 | 144582 | Jacobs Engineering | | -4,363.18 |
| 19 | 8/7/2015 | 2547 ach | Homestake Mining | Sept Rent | -3,190.00 |
| 19 | 8/7/2015 | 2539 | Mine Safety & Regulatory | | -3,000.00 |
| 19 | 8/7/2015 | 2533 | Elevation Transport | Inv 19956 | -2,800.00 |
| 19 | 8/7/2015 | 2543 | North American Industrial | Inv 007811-in | -2,687.16 |
| 19 | 8/7/2015 | 144593 | Sunbelt | | -2,062.16 |
| 19 | 8/7/2015 | 2542 | Nevada Rural Housing | Sept Rent | -1,795.00 |
| 19 | 8/7/2015 | 2531 | Barrick Gold | | -1,599.09 |
| 19 | 8/7/2015 | 2535 | Eureka Television District | August | -750.00 |
| 19 | 8/7/2015 | 2541 | NMS Labs | Inv 139999 | -185.00 |
| 19 | 8/7/2015 | 2538 | Grainger | Inv 9792762750 | -98.19 |
| 19 | 8/7/2015 | 2536 | Eureka Town Water | | -33.21 |
| 19 | 8/7/2015 | 2544 | Ruby Mt Water | Inv 47144R | -26.00 |
| 19 | 8/10/2015 | transfer | Wells Fargo | to Co 14 | -140,000.00 |
| 19 | 8/10/2015 | 144584 | Direct Force | | -23,150.00 |
| 19 | 8/10/2015 | 144594 | US Bank Corporate Payment Systems | | -128.26 |
| 19 | 8/11/2015 | 2549 | NV Dept Wildlife | Annual Operating Asses | -10,000.00 |
| 19 | 8/12/2015 | transfer | Wells Fargo | to Co 14 | -120,000.00 |
| 19 | 8/12/2015 | 144602 | Ledcor | | -68,179.50 |
| 19 | 8/12/2015 | 2556 wire | Marsh Insurance | | -52,839.54 |
| 19 | 8/12/2015 | 144598 | Direct Force | Inv 642,653,654 | -35,139.95 |
| 19 | 8/12/2015 | 144605 | RPA | Inv 01189 | -23,613.75 |
| 19 | 8/12/2015 | 144603 | Luskin Stern & Eisler | | -17,449.78 |
| 19 | 8/12/2015 | 144606 | Stine Consulting | | -11,468.72 |
| 19 | 8/12/2015 | 2552 | DOI BLM | Aug Pan | -10,000.00 |
| 19 | 8/12/2015 | 2560 | Suburban Propane | | -10,000.00 |
| 19 | 8/12/2015 | 144600 | James Moore | | -7,400.51 |
| 19 | 8/12/2015 | 2553 | ESS | Inv 513-5--0715 | -5,000.00 |
| 19 | 8/12/2015 | 144604 | Lynn B Greenman | | -5,000.00 |
| 19 | 8/12/2015 | 144597 | Andrea Gill | | -4,633.83 |
| 19 | 8/12/2015 | 2555 | Leica Geosystems | 42217 | -3,293.56 |
| 19 | 8/12/2015 | 2559 | Sanitary Septic | Inv 45359,45357,45349,45328,45380 | -3,237.00 |
| 19 | 8/12/2015 | 2550 | Roscoe Postle Associates Inc | Inv C38706 | -3,012.23 |
| 19 | 8/12/2015 | 2562 ach | Laura Podratz | | -1,647.13 |
| 19 | 8/12/2015 | 2557 | MSHA | | -1,630.00 |
| 19 | 8/12/2015 | 2554 | Fairfield & Woods | Inv 20150810 | -585.00 |
| 19 | 8/12/2015 | 2561 | John Requena | | -97.50 |
| 19 | 8/12/2015 | 144599 | Enterprise | Inv 5523 post | -70.15 |
| 19 | 8/12/2015 | 2551 | Airgas | Inv 9929113856 | -61.94 |
| 19 | 8/12/2015 | 2558 | Ruby Mt Water | Inv 47513R | -26.00 |
| 19 | 8/13/2015 | 144608 | Thomas Peto | Inv 1701220 | -12,917.36 |
| 19 | 8/13/2015 | 144609 | Thomas Petroleum | Inv 1701219 | -5,439.32 |
| 19 | 8/13/2015 | 0 | Thomas Petroleum | | -3,500.00 |
| 19 | 8/13/2015 | 144607 | Thomas Peto | Inv 1694400 | -252.59 |
| 19 | 8/18/2015 | transfer | Wells Fargo | to Co 14 | -200,000.00 |

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 8/1/2015 to 8/31/2015

**CASH DISBURSEMENTS DETAIL** **Account No:** Includes all debtor accounts
***(attach additional sheets as necessary)***

| Entity | Date | Check No. | Payee | Description (Purpose) | Amount (USD$) |
|---|---|---|---|---|---|
| 19 | 8/18/2015 | 144613 | FLSmidth | prepayment | -76,767.00 |
| 19 | 8/18/2015 | 144563 | Cyanco | | -22,000.00 |
| 19 | 8/19/2015 | 144612 | American Assay | prepayment | -20,000.00 |
| 19 | 8/19/2015 | 144613 | FLSmidth | prepayment tax | -4,920.21 |
| 19 | 8/20/2015 | 144615 | Ledcor | prepayment | -68,179.50 |
| 19 | 8/20/2015 | 144616 | Y-Electric | prepayment | -4,512.90 |
| 19 | 8/21/2015 | 144613 | Andy Kaczmarek | | -26,283.93 |
| 19 | 8/21/2015 | 144614 | Direct Force | | -20,641.59 |
| 19 | 8/21/2015 | transfer | Wells Fargo | to Co 14 | -16,000.00 |
| 19 | 8/21/2015 | 144618 | RPA | | -14,557.19 |
| 19 | 8/21/2015 | 144616 | Luskin Stern Eisler | | -10,560.00 |
| 19 | 8/21/2015 | 2563 | Enterprise | Inv 20150817 | -9,046.96 |
| 19 | 8/21/2015 | 144615 | James Moore | | -6,319.09 |
| 19 | 8/21/2015 | 144617 | Lynn B Greenman | | -5,025.88 |
| 19 | 8/21/2015 | 2572-ach | swca | | -5,000.00 |
| 19 | 8/21/2015 | 144612 | Andrea Gill | | -4,554.51 |
| 19 | 8/21/2015 | 2569 | Sanitary Septic | 5E+20 | -2,589.60 |
| 19 | 8/21/2015 | 2566 | Fairfield & Woods | | -1,530.00 |
| 19 | 8/21/2015 | 144619 | Sunbelt Rentals | | -800.00 |
| 19 | 8/21/2015 | 2564 | Eureka County TV | Sept Rent | -750.00 |
| 19 | 8/21/2015 | 2568 | Ruby Mt Water | Inv 664053 | -295.00 |
| 19 | 8/21/2015 | 2571 | Scott McOmber | | -263.69 |
| 19 | 8/21/2015 | 2570 | New Fields Mining | Inv 4751528 Post | -180.00 |
| 19 | 8/21/2015 | 2567 | NORCO | Inv 16516385 | -106.86 |
| 19 | 8/21/2015 | 2565 | Eureka Water & Sewer | | -33.21 |
| 19 | 8/26/2015 | 144620 | ATT | | -2,608.70 |
| 19 | 8/27/2015 | 144638 | ATT | | -1,739.94 |
| 19 | 8/27/2015 | 144642 | ATT | | -121.83 |
| 19 | 8/28/2015 | transfer | Wells Fargo | to Co 14 | -70,000.00 |
| 19 | 8/28/2015 | 144621 | Ledcor | | -68,179.50 |
| 19 | 8/28/2015 | 144632 | RPA | | -21,100.00 |
| 19 | 8/28/2015 | 144640 | United Rental | Inv 129602838-005 & 20150826 | -16,811.30 |
| 19 | 8/28/2015 | 2578 | Pennstrom Consulting | Inv 10530715723 | -12,967.17 |
| 19 | 8/28/2015 | 144633 | Ross MacLean | | -9,299.91 |
| 19 | 8/28/2015 | 144634 | Luskin Stern Eisler | | -4,958.00 |
| 19 | 8/28/2015 | 144628 | Andrea Gill | | -4,500.00 |
| 19 | 8/28/2015 | 2581 ACH | Air Sciences | Inv 260-4-15017 Post | -4,068.53 |
| 19 | 8/28/2015 | 144635 | Lynn B Greenman | Inv 8312015 | -4,000.00 |
| 19 | 8/28/2015 | 144630 | Direct Force | Inv 2012-667 | -3,475.69 |
| 19 | 8/28/2015 | 144631 | Gustavson | Inv MGCY1600658 | -1,417.00 |
| 19 | 8/28/2015 | 2574 | Elevation Transport | Inv 18619 | -1,400.00 |
| 19 | 8/28/2015 | 2580 | SVL Analytical Inc | Inv W5H0149 | -1,281.60 |
| 19 | 8/28/2015 | 2582 ACH | Davis Graham & Stubbs | Inv 714890 | -1,253.00 |
| 19 | 8/28/2015 | 2575 | J Tobin Consulting | Inv 1030 | -1,200.00 |
| 19 | 8/28/2015 | 2576 | Murdocks Metal & Paint | Inv 8181 | -883.38 |
| 19 | 8/28/2015 | 144639 | Sunbelt Rentals Inc. | | -500.00 |
| 19 | 8/28/2015 | 2584 | Nevada Division Environmental Protec | | -500.00 |
| 19 | 8/28/2015 | 2585 | Resource Concepts Inc | Inv 15-01168 | -495.00 |

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 8/1/2015 to 8/31/2015

**CASH DISBURSEMENTS DETAIL** **Account No:** Includes all debtor accounts
***(attach additional sheets as necessary)***

| Entity | Date | Check No. | Payee | Description (Purpose) | Amount (USD$) |
|---|---|---|---|---|---|
| 19 | 8/28/2015 | 2579 | Quick Space | Inv 14732202 | -382.43 |
| 19 | 8/28/2015 | 2573 | Elevation Sign Works | Inv 20150807 | -297.32 |
| 19 | 8/28/2015 | 2583-ACH | Jamie Price | | -138.61 |
| 19 | 8/28/2015 | 2577 | Nevada Rural Housing | Inv 1601-MG0414 | -70.00 |
| 19 | 8/28/2015 | 144645 | ATT | | -70.00 |
| 19 | 8/31/2015 | 144636 | Cyanco | | -23,000.00 |
| 20 | 8/21/2015 | 1068 | Davis Graham & Stubbs | | -5,344.05 |
| 20 | 8/28/2015 | 144564 | Arcadis US Inc | | -20,000.00 |
| 20 | 8/28/2015 | 1069 | Davis Graham & Stubbs | Inv 714891 | -6,574.05 |
| | | | | **Total Cash Disbursements** | $ -3,653,135.75 [1] |

*[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1*

Rev. 8/31/15

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

## Form 2-C
# COMPARATIVE BALANCE SHEET

**For Period Ended:** 8/31/2015

| | | CONSOLIDATED August 31, 2015 Actual | CONSOLIDATED June 21, 2015 Actual |
|---|---|---|---|
| Assets | | | |
| Total Current Assets | | | |
| Cash and Cash Equivalents | | 4,158,689 | 811,577 |
| Accounts Receivable | | 208,814 | 333,962 |
| Inventory | | 12,339,622 | 20,105,452 |
| Prepaid | | 3,554,347 | 3,871,105 |
| Other Current Assets | | 103,783 | 102,495 |
| **Total Current Assets** | | **20,365,256** | **25,224,592** |
| Investments | | 375 | 375 |
| Investment in Partnerships | | (0) | (0) |
| Property & Equipment | | 130,828,088 | 131,235,485 |
| Reclamation Deposits | | 1,244,642 | 3,744,642 |
| Mineral Properties | | 18,079,003 | 18,029,003 |
| Other Long Term Assets | | 98,249 | 98,248 |
| **Total Long Term Assets** | | **150,250,356** | **153,107,753** |
| **Total Assets** | | **170,615,612** | **178,332,345** |
| Current Liabilities | | | |
| Accounts Payable - Pre-Petition | | (19,105,028) | (21,650,159) |
| Accounts Payable - Post-Petition | | (1,088,690) | 0 |
| Reclamation and Remediation | | (8,715) | (8,715) |
| Other Short Term Liabilities | | (258,729) | (265,261) |
| Short Term Debt | | (51,673,880) | (51,673,880) |
| **Total Current Liabilities** | | **(72,135,042)** | **(73,598,014)** |
| **Long Term Liabilities** | | | |
| Reclamation and Remediation | | (6,911,642) | (6,911,642) |
| Intercompany | | (65) | (65) |
| Other Long Term Liabilities | | (382,851) | (389,394) |
| Long Term Debt | | (0) | 0 |
| Employee Related Benefits | | (2,500) | (2,500) |
| **Total Long Term Liabilities** | | **(7,297,058)** | **(7,303,601)** |
| **Total Liabilities** | | **(79,432,100)** | **(80,901,615)** |
| Redeemable Preferred Stock | | (54,382,285) | (54,382,285) |
| **Shareholder's Equity** | | | |
| Common Stock | | (167,639,773) | (167,553,496) |
| Partnership Capital | | 0 | 0 |
| Accum OCI | | 556,290 | 556,290 |
| Current Year Retained Earnings | | 31,477,889 | 25,144,394 |
| Accumulated Deficit | | 98,804,366 | 98,804,366 |
| **Total Shareholder's Equity** | | **(36,801,227)** | **(43,048,445)** |
| **Liability and Equity** | | **(170,615,612)** | **(178,332,345)** |

*[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.*

**DEBTOR(S):** Midway Gold US Inc.
**CASE NO:** 15-16835

## Form 2-D
# PROFIT AND LOSS STATEMENT

**For Period** 8/1/2015 **to** 8/31/2015

| | CONSOLIDATED August 2015 Actual | | CONSOLIDATED August 2015 (1) Actual (Accum Post-Petition) |
|---|---|---|---|
| Revenue | | | |
| Sales | (1,759,516) | | (7,727,730) |
| **Total Revenue** | **(1,759,516)** | | **(7,727,730)** |
| Cost of Sales | | | |
| Cost of Goods Sold | 1,352,453 | | 6,412,598 |
| Depreciation | 617,970 | | 2,405,678 |
| Inventory Write-Down | 279,561 | | 2,463,698 |
| **Total Cost of Sales** | **2,249,984** | | **11,281,973** |
| Accretion | 0 | | 0 |
| Mineral exploration expenditures | 192,810 | | 535,578 |
| General & Administrative | | | |
| Consulting | 239,638 | | 285,649 |
| Depreciation - CGA | 26,358 | | 54,488 |
| Interest and bank charges | 1,413 | | 3,481 |
| Legal, audit and accounting | 1,010,871 | | 1,056,635 |
| Office & administrative | 89,812 | | 279,169 |
| Salaries and benefits | 88,625 | | 269,150 |
| Transfer agent and filing fees | 1,536 | | 7,371 |
| Travel | 2,953 | | 4,302 |
| Investor relations | 3,294 | | 18,301 |
| **Total General & Administrative** | **1,464,500** | | **1,978,546** |
| **Total Operating Costs** | **3,907,294** | | **13,796,097** |
| Foreign exchange (gain) loss | 870 | | 1,454 |
| Other income | 126,239 | | 457,587 |
| (Gain) loss on disposal of PP&E | (195,833) | | (195,873) |
| Interest and investment income | (34) | | (115) |
| **Total Other (Income) Expense** | **(68,758)** | | **263,053** |
| **Net Loss Before Income Tax** | **2,079,020** | | **6,331,419** |
| Income tax recovery | 0 | | 0 |
| **Net Income** | **2,079,020** | | **6,331,419** |

*[1] Accumulated totals include all revenue and expenses since the petition date.*

Rev. 8/31/15

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

**Form 2-E (Page 1 of 2)**
**SUPPORTING SCHEDULES**

**For Period:** 8/1/2015 **to** 8/31/2015

| Summary of Post-Petition Taxes | | | | |
|---|---|---|---|---|
| | 1 | 2 | 3 | 4 |
| Type of tax | Unpaid post-petition taxes from prior reporting month(1) | Post-petition taxes accrued this month (new obligations) | Post-petition tax payments made this reporting month | Unpaid post-petition taxes at end of reporting month (columns 1+2-3) |
| **Federal** | | | | |
| Employee income tax withheld | $ 21,113 | $ 25,320 | $ 44,131 | $ 2,302 |
| Employee FICA taxes withheld | 10,550 | 12,189 | 21,631 | 1,108 |
| Employer FICA taxes | 10,413 | 12,038 | 21,357 | 1,094 |
| Unemployment taxes | | | | |
| Other: | | | | |
| **State** | | | | |
| Sales, use & excise taxes | | | | |
| Unemployment taxes | 107 | 34 | 138 | 3 |
| Other: | | | | |
| **Local** | | | | |
| Personal property taxes | | | | |
| Real property taxes | | 8,811 | 2,232 | 6,579 |
| Other: | | | | |
| | | | **Total unpaid post-petition taxes** | $11,086 |

***[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.***

| Insurance Coverage Summary | | | | |
|---|---|---|---|---|
| Type of insurance | Insurance carrier | Coverage amount | Policy expiration date | Premium paid through date |
| Workers' compensation | Federal INS | $1,000,000 | 12/1/2015 | 12/1/2015 |
| General liability | Federal INS | 1,000,000 | 12/1/2015 | 12/1/2015 |
| Property (fire, theft, etc.) | National UN-PA | 35,000,000 | 4/1/2016 | 4/1/2016 |
| Vehicle | Federal INS | 1,000,000 | 12/1/2015 | 12/1/2015 |
| Other (list): Umbrella Liability | Federal INS | 25,000,000 | 12/1/2015 | 12/1/2015 |
| Other (list): Pollution Liability | Ironshore Specialty | 5,000,000 | 7/1/2016 | 7/1/2016 |

*If any policies were renewed or replaced during reporting period, attach new certificate of insurance.*

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

**For Period:** 8/1/2015 to 8/31/2015

| Accounts Receivable Aging Summary (attach detailed aging report) | | | | | |
|---|---|---|---|---|---|
| | 30 days or less | 31 to 60 days | 61 to 90 days | Over 90 days | Total at month end |
| Pre-petition receivables | $ 205,591 | $ - | $ - | $ - | $ 205,591 |
| Post-petition receivables | 3,223 | - | - | - | 3,223 |
| Total | $ 208,814 | $ - | $ - | $ - | $ 208,814 |

| Post-Petition Accounts Payable Aging Summary (attach detailed aging report) | | | | | |
|---|---|---|---|---|---|
| | 30 days or less | 31 to 60 days | 61 to 90 days | Over 90 days | Total at month end |
| Trade Payables | $ 397,225 | $ 26,960 | $ 112,384 | $ - | $ 536,569 |
| Other Payables | 552,121 | - | - | - | 552,121 |
| Total | $ 949,346 | $ 26,960 | $ 112,384 | $ - | $ 1,088,690 |

| SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS | | | | | |
|---|---|---|---|---|---|
| | Month-end Retainer Balance | Current Month's Accrual | Paid in Current Month | Court Approval Date | Month-end Balance Due [1] |
| Debtor Counsel - Squire Patton Boggs | $ 54,678 | $ (494,518) | $ - | 7/17/2015 | ($439,840) |
| Debtor Local Counsel - S&W | 25,000 | (20,000) | - | 7/16/2015 | 5,000 |
| Debtor Canadian Counsel - DLA Piper | - | (10,000) | (58,252) | N/A | 48,252 |
| Canadian Information Officer - E&Y | 40,196 | (40,000) | (18,534) | N/A | 18,730 |
| EY Counsel - Borden Ladner Gervais | - | (10,000) | (9,346) | N/A | (654) |
| Debtor Financial Advisor - FTI Consulting | 97,404 | (132,023) | - | 7/24/2015 | (34,619) |
| Investment Bank - Moelis | - | (125,000) | - | TBD | (125,000) |
| Lender's Counsel - Luskin Stern | - | (80,266) | (51,390) | N/A | (28,876) |
| Lender's Local Counsel - Fairfield & Woods | - | (2,500) | (2,115) | N/A | (385) |
| Lender's Financial Advisor - RPA | 50,000 | (118,473) | (90,428) | N/A | 21,956 |
| Lender's Technical Advisor - RPA | - | - | (3,012) | N/A | 3,012 |
| Lender's Counsel - Parsons Behle & Latiner | - | - | - | N/A | - |
| UCC Counsel - Cooley | - | (20,000) | - | 8/14/2015 | (20,000) |
| UCC Financial Advisor - Gavin Solmonese | - | (20,000) | - | 8/19/2015 | (20,000) |
| Epiq | 10,945 | (91,240) | - | 7/23/2015 | (80,295) |
| Total | $ 278,223 | $ (1,164,019) | $ (233,078) | | $ (652,718) |

*[1] Balance due to include fees and expenses incurred but not yet paid*

| SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2] | | | |
|---|---|---|---|
| Payee Name | Position | Nature of Payment | Amount |
| William Zisch | CEO and President | Payroll | $30,769 |
| James Wilbourn | General Counsel and Corporate Secretary | Payroll | 12,692 |
| | | | |
| | | | |
| | | | |
| | | | |

*[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.*

**DEBTOR(S):** Midway Gold Corp. **CASE NO:** 15-16835

21

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 129 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 129.31 | $ | 325 | 6023 | 7/30/2015 |
| July | 2015 | $ | 30,419 | | | | |
| August | 2015 | | 87,275 | | 975 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 117,694.08 | $ | 975 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................... | $325 | $1,000,000 to $1,999,999.................... | $6,500 |
| $15,000 to $74,999............ | $650 | $2,000,000 to $2,999,999.................... | $9,750 |
| $75,000 to $149,999.......... | $975 | $3,000,000 to $4,999,999.................... | $10,400 |
| $150,000 to $224,999........ | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999........ | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999........ | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** Midway Gold U.S. Inc. 2 **CASE NO:** 15-16835

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 4,885 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 4,885.00 | $ | 325 | 6026 | 7/30/2015 |
| July | 2015 | $ | 310,374 | | | | |
| August | 2015 | | 104,147 | | 4,875 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 414,521.15 | $ | 4,875 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**
*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999 | $325 | $1,000,000 to $1,999,999 | $6,500 |
| $15,000 to $74,999 | $650 | $2,000,000 to $2,999,999 | $9,750 |
| $75,000 to $149,999 | $975 | $3,000,000 to $4,999,999 | $10,400 |
| $150,000 to $224,999 | $1,625 | $5,000,000 to $14,999,999 | $13,000 |
| $225,000 to $299,999 | $1,950 | $15,000,000 to $29,999,999 | $20,000 |
| $300,000 to $999,999 | $4,875 | $30,000,000 or more | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

DEBTOR(S): Midway Services Company 16 | CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 273,696 | | 1,950 | | |
| TOTAL 2nd Quarter | | $ | 273,696.14 | $ | 975 | 1059 | 7/30/2015 |
| July | 2015 | $ | 482,486 | | | | |
| August | 2015 | | 408,927 | | 4,875 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 891,412.12 | $ | 4,875 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999 | $325 | $1,000,000 to $1,999,999 | $6,500 |
| $15,000 to $74,999 | $650 | $2,000,000 to $2,999,999 | $9,750 |
| $75,000 to $149,999 | $975 | $3,000,000 to $4,999,999 | $10,400 |
| $150,000 to $224,999 | $1,625 | $5,000,000 to $14,999,999 | $13,000 |
| $225,000 to $299,999 | $1,950 | $15,000,000 to $29,999,999 | $20,000 |
| $300,000 to $999,999 | $4,875 | $30,000,000 or more | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** MDW Mine ULC
13

**CASE NO:** 15-16835

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 6025 | 7/30/2015 |
| July | 2015 | $ | 0 | | | | |
| August | 2015 | | 0 | | 325 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 0.00 | $ | 325 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................... | $325 | $1,000,000 to $1,999,999.................... | $6,500 |
| $15,000 to $74,999............ | $650 | $2,000,000 to $2,999,999.................... | $9,750 |
| $75,000 to $149,999.......... | $975 | $3,000,000 to $4,999,999..................... | $10,400 |
| $150,000 to $224,999........ | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999........ | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999........ | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** MDW Pan Hold Co.
14

**CASE NO:** 15-16835

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 2518 | 7/30/2015 |
| July | 2015 | $ | 0 | | | | |
| August | 2015 | | 0 | | 325 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 0.00 | $ | 325 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**
*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................. | $325 | $1,000,000 to $1,999,999.................. | $6,500 |
| $15,000 to $74,999........... | $650 | $2,000,000 to $2,999,999.................. | $9,750 |
| $75,000 to $149,999......... | $975 | $3,000,000 to $4,999,999.................... | $10,400 |
| $150,000 to $224,999....... | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999....... | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999....... | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** MDW Pan LLP
19

**CASE NO:** 15-16835

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | Cash Disbursements | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|
| January | | $ 0 | | | |
| February | | 0 | | | |
| March | | 0 | | | |
| TOTAL 1st Quarter $ | | 0 | $ | | |
| April | | $ 0 | | | |
| May | | 0 | | | |
| June | 2015 | 65,770 | 650 | | |
| TOTAL 2nd Quarter $ | | 65,770.00 | $ 650 | 2517 | 7/30/2015 |
| July | 2015 | $ 1,472,638 | | | |
| August | 2015 | 1,110,364 | 9,750 | | |
| September | 2015 | 0 | | | |
| TOTAL 3rd Quarter $ | | 2,583,001.41 | $ 9,750 | | |
| October | | $ 0 | | | |
| November | | 0 | | | |
| December | | 0 | | | |
| TOTAL 4th Quarter $ | | 0 | $ | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**
*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999 | $325 | $1,000,000 to $1,999,999 | $6,500 |
| $15,000 to $74,999 | $650 | $2,000,000 to $2,999,999 | $9,750 |
| $75,000 to $149,999 | $975 | $3,000,000 to $4,999,999 | $10,400 |
| $150,000 to $224,999 | $1,625 | $5,000,000 to $14,999,999 | $13,000 |
| $225,000 to $299,999 | $1,950 | $15,000,000 to $29,999,999 | $20,000 |
| $300,000 to $999,999 | $4,875 | $30,000,000 or more | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** MDW GR Hold Co. 15 **CASE NO:** 15-16835

## Form 2-F
## QUARTERLY FEE SUMMARY
**For the Month Ended:** 8/31/2015

| Month | Year | Cash Disbursements | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|
| January | $ | 0 | | | |
| February | | 0 | | | |
| March | | 0 | | | |
| TOTAL 1st Quarter $ | | 0 | $ | | |
| April | $ | 0 | | | |
| May | | 0 | | | |
| June | 2015 | 0 | 325 | | |
| TOTAL 2nd Quarter $ | | 0.00 | $ 325 | 1066 | 7/30/2015 |
| July | 2015 $ | 0 | | | |
| August | 2015 | 0 | 325 | | |
| September | 2015 | 0 | | | |
| TOTAL 3rd Quarter $ | | 0.00 | $ 325 | | |
| October | $ | 0 | | | |
| November | | 0 | | | |
| December | | 0 | | | |
| TOTAL 4th Quarter $ | | 0 | $ | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................... | $325 | $1,000,000 to $1,999,999.................... | $6,500 |
| $15,000 to $74,999........... | $650 | $2,000,000 to $2,999,999.................... | $9,750 |
| $75,000 to $149,999......... | $975 | $3,000,000 to $4,999,999.................... | $10,400 |
| $150,000 to $224,999........ | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999........ | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999........ | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** MDW GR LLP
20

**CASE NO:** 15-16835

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 1067 | 7/30/2015 |
| July | 2015 | $ | 178,488 | | | | |
| August | 2015 | | 31,918 | | 1,625 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 210,405.60 | $ | 1,625 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**
*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................. | $325 | $1,000,000 to $1,999,999.................. | $6,500 |
| $15,000 to $74,999........... | $650 | $2,000,000 to $2,999,999.................. | $9,750 |
| $75,000 to $149,999.......... | $975 | $3,000,000 to $4,999,999.................. | $10,400 |
| $150,000 to $224,999........ | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999........ | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999........ | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** RR Exploration
10

**CASE NO:** 15-16835

## Form 2-F
## QUARTERLY FEE SUMMARY
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 3424 | 7/30/2015 |
| July | 2015 | $ | 450 | | | | |
| August | 2015 | | 141,632 | | 975 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 142,081.50 | $ | 975 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999 | $325 | $1,000,000 to $1,999,999 | $6,500 |
| $15,000 to $74,999 | $650 | $2,000,000 to $2,999,999 | $9,750 |
| $75,000 to $149,999 | $975 | $3,000,000 to $4,999,999 | $10,400 |
| $150,000 to $224,999 | $1,625 | $5,000,000 to $14,999,999 | $13,000 |
| $225,000 to $299,999 | $1,950 | $15,000,000 to $29,999,999 | $20,000 |
| $300,000 to $999,999 | $4,875 | $30,000,000 or more | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** Nevada Talon
5

**CASE NO:** 15-16835

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 1052 | 7/30/2015 |
| July | 2015 | $ | 41,530 | | | | |
| August | 2015 | | 125 | | 650 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 41,655.00 | $ | 650 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................... | $325 | $1,000,000 to $1,999,999.................... | $6,500 |
| $15,000 to $74,999............ | $650 | $2,000,000 to $2,999,999.................... | $9,750 |
| $75,000 to $149,999.......... | $975 | $3,000,000 to $4,999,999...................... | $10,400 |
| $150,000 to $224,999........ | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999........ | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999........ | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

DEBTOR(S): Midway Realty
9

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 2095 | 7/30/2015 |
| July | 2015 | $ | 2,727 | | | | |
| August | 2015 | | 62 | | 325 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 2,789.31 | $ | 325 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................. | $325 | $1,000,000 to $1,999,999.................. | $6,500 |
| $15,000 to $74,999........... | $650 | $2,000,000 to $2,999,999.................. | $9,750 |
| $75,000 to $149,999.......... | $975 | $3,000,000 to $4,999,999.................... | $10,400 |
| $150,000 to $224,999........ | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999........ | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999........ | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

DEBTOR(S): GEH (BC) Holding
6

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2015

| Month | Year | Cash Disbursements | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|
| January | | $ 0 | | | |
| February | | 0 | | | |
| March | | 0 | | | |
| TOTAL 1st Quarter $ | | 0 | $ | | |
| April | | $ 0 | | | |
| May | | 0 | | | |
| June | 2015 | 0 | 325 | | |
| TOTAL 2nd Quarter $ | | 0.00 | $ 325 | 6021 | 7/30/2015 |
| July | 2015 | $ 0 | | | |
| August | 2015 | 0 | 325 | | |
| September | 2015 | 0 | | | |
| TOTAL 3rd Quarter $ | | 0.00 | $ 325 | | |
| October | | $ 0 | | | |
| November | | 0 | | | |
| December | | 0 | | | |
| TOTAL 4th Quarter $ | | 0 | $ | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999 | $325 | $1,000,000 to $1,999,999 | $6,500 |
| $15,000 to $74,999 | $650 | $2,000,000 to $2,999,999 | $9,750 |
| $75,000 to $149,999 | $975 | $3,000,000 to $4,999,999 | $10,400 |
| $150,000 to $224,999 | $1,625 | $5,000,000 to $14,999,999 | $13,000 |
| $225,000 to $299,999 | $1,950 | $15,000,000 to $29,999,999 | $20,000 |
| $300,000 to $999,999 | $4,875 | $30,000,000 or more | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** GEH (US) Holding Inc. 7 **CASE NO:** 15-16835

**Form 2-F**
**QUARTERLY FEE SUMMARY**
**For the Month Ended:** 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 6022 | 7/30/2015 |
| July | 2015 | $ | 0 | | | | |
| August | 2015 | | 0 | | 325 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 0.00 | $ | 325 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................... | $325 | $1,000,000 to $1,999,999.................... | $6,500 |
| $15,000 to $74,999........... | $650 | $2,000,000 to $2,999,999.................. | $9,750 |
| $75,000 to $149,999.......... | $975 | $3,000,000 to $4,999,999..................... | $10,400 |
| $150,000 to $224,999....... | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999....... | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999....... | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

DEBTOR(S): Golden Eagle Holding Inc. 8

CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2015

| Month | Year | | Cash Disbursements | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | 0 | | | | |
| February | | | 0 | | | | |
| March | | | 0 | | | | |
| TOTAL 1st Quarter | | $ | 0 | $ | | | |
| April | | $ | 0 | | | | |
| May | | | 0 | | | | |
| June | 2015 | | 0 | | 325 | | |
| TOTAL 2nd Quarter | | $ | 0.00 | $ | 325 | 6024 | 7/30/2015 |
| July | 2015 | $ | 0 | | | | |
| August | 2015 | | 0 | | 325 | | |
| September | 2015 | | 0 | | | | |
| TOTAL 3rd Quarter | | $ | 0.00 | $ | 325 | | |
| October | | $ | 0 | | | | |
| November | | | 0 | | | | |
| December | | | 0 | | | | |
| TOTAL 4th Quarter | | $ | 0 | $ | | | |

**FEE SCHEDULE (as of JANUARY 1, 2008)**

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................... | $325 | $1,000,000 to $1,999,999.................... | $6,500 |
| $15,000 to $74,999........... | $650 | $2,000,000 to $2,999,999.................... | $9,750 |
| $75,000 to $149,999.......... | $975 | $3,000,000 to $4,999,999..................... | $10,400 |
| $150,000 to $224,999........ | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999........ | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999........ | $4,875 | $30,000,000 or more........ | $30,000 |

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*
*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

**DEBTOR(S):** Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

## NARRATIVE

For Period Ending: 8/31/2015

**Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.**

**See the following pages for the narrative.**

Unless otherwise discussed below, this narrative covers the period of August 1, 2015 through August 31, 2015. Events occurring after this period will be reported in the appropriate subsequent monthly operating report.

**Bankruptcy Process**

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On August 6, 2015, Debtors filed a Supplemental Motion of Debtors and Debtors in Possession to Extend Interim Cash Collateral Order (the "Cash Collateral Motion"). In the Cash Collateral Motion, the Debtors sought an order authorizing the continued use of cash collateral through September 18, 2015. The terms of the interim cash collateral order, including the budget, were arrived at through negotiations with interested parties, such as the official committee of unsecured creditors (the "Committee") and various secured lenders.

On August 13, 2015, the Court held a hearing on various matters. In attendance were counsel for Debtors, representatives of the Debtors and counsel for the United States Trustee, Commonwealth Bank of Australia, Metal Ore Refining, EPC Services Company and the Committee. At the conclusion of the hearing, the Court entered final orders granting (I) Debtors' motion for order authorizing the debtors to pay taxes and fees and authorizing all financial institutions to honor related payment requests; (II) Debtors' motion for order authorizing Debtors to maintain their existing bank accounts, cash management system and business forms and waiving investment and deposit requirements along with related relief; and (III) Debtors' motion for establishing notification and hearing procedures for transfers of certain equity securities. The Court also granted the Cash Collateral Motion on an interim basis and set a full day final hearing for September 11, 2015 at 9:30 a.m.

The Debtors subsequently filed an additional cash collateral motion, which was granted on an interim basis at the September 11, 2015 hearing for the use of cash collateral through November 6, 2015. A final hearing for this motion has been scheduled for November 6, 2015.

On August 19, 2015, the Court entered an order granting the employment of Gavin/Solmonese LLC as financial advisor to the Committee.

On August 28, 2015, Debtors filed a motion for an order authorizing the implementation of a key employee retention plan for non-insider employees (the "KERP Motion"). The Court granted the KERP Motion at the September 11 hearing.

Debtors filed a number of affidavits in support of the employment of ordinary course professionals.

**Operations**

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

The Debtors continue to work with regulators and are, to the best of their knowledge, in compliance with environmental, health, and safety regulations.

**Attachment 7**

**Bank Statements for All Bank Accounts**

# Analyzed Business Checking

Account number: [redacted]8265 ■ August 1, 2015 - August 31, 2015 ■

WELLS FARGO

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Did you know you can deposit checks into your business account quickly and easily?**

Deposit business checks with your phone or tablet using Wells Fargo Mobile® Deposit. You can also have an employee deposit checks for you with a Wells Fargo Business Deposit Card at one of our 12,500 ATM locations.

Visit wellsfargo.com/convenientdeposit or talk to your banker to learn more.

## Account summary

### *Analyzed Business Checking*

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]8265 | $219,564.46 | $559,318.37 | -$761,214.25 | $17,668.58 |

JDE
19,939.30 9.2
2,270.72

## Credits

**Electronic deposits/bank credits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/05 | √ 19.37 | Deposit Made In A Branch/Store |
| | 08/05 | √ 6,649.50 | Deposit Made In A Branch/Store |
| | 08/10 | √ 140,000.00 | Online Transfer Ref #Bbegcxnkt7 From 8891621461 on 08/10/2015 0912 Am |
| | 08/12 | √ 120,000.00 | Online Transfer Ref #Bber34Qk9Z From 8891621461 on 08/12/2015 0204 PM |
| | 08/18 | √ 200,000.00 | Online Transfer Pp #17 Ref #Bbecgykr7G |
| | 08/21 | √ 16,000.00 | Online Transfer Ref #Bbe2Rtzly5 From 8891621461 on 08/21/2015 1242 PM |
| | 08/28 | √ 70,000.00 | Online Transfer Ref #Bben67Lfky From 8891621461 on 08/28/2015 0814 Am |
| | 08/31 | √ 6,649.50 | Deposit Made In A Branch/Store |
| | | **$559,318.37** | **Total electronic deposits/bank credits** |
| | | **$559,318.37** | **Total credits** |

WELLS FARGO

## Debits

### Electronic debits/bank debits

| Effective date | Posted date | Amount | Transaction detail |
|---|---|---|---|
| | 08/03 | 259.62 | Equipment Financ Onlineinv 150731 Bggbk2001018607 Hewittdebra |
| | 08/04 | 150,000.00 | Online Transfer Pp #16 Ref #Bbe8KS3Rhp |
| | 08/07 | 9,277.06 | ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512 |
| | 08/10 | 325.00 | WT Fed#05992 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15081006592835 Trn#150810064493 Rfb# 000000342 |
| | 08/10 | 140,000.00 | Online Transfer Ref #Bbe5Ns7Bvy to 7271001724 on 08/10/2015 0913 Am |
| | 08/10 | 90.76 | ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512 |
| | 08/11 | 997.91 | Client Analysis Srvc Chrg 150810 Svc Chge 0715 000006198288265 |
| | 08/11 | 15,653.12 | WT 150811-122088 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN15081111531549 Trn#150811122088 Rfb# 000000343 |
| | 08/11 | 652.67 | Leasedirectrpd Inv.Paymnt 081015 408270 Inv# 00046509057 Due 08/15/1 |
| | 08/12 | 58.79 | ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512 |
| | 08/13 | 1,541.63 | WT Fed#00715 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15081213332491 Trn#150812134523 Rfb# 000000348 |
| | 08/13 | 95,033.88 | WT 150812-142960 Toronto-Dominion Ba /Bnf=Midway Gold Corp Srf# IN15081214060733 Trn#150812142960 Rfb# 000000349 |
| | 08/18 | 200,000.00 | Online Transfer Pp # 17 Ref #Bber36Jkjm |
| | 08/20 | 50,000.00 | ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512 |
| | 08/21 | 6,000.00 | Online Transfer Ref #Bbegd2Zd5R to 8891621446 on 08/21/2015 1243 PM |
| | 08/24 | 166.43 | Frontier Online E-Bill 26462425 Midway Gold US Inc |
| | 08/28 | 27,000.00 | Online Transfer Ref #Bbetybm57Z to 8891621446 on 08/28/2015 0814 Am |
| | 08/28 | 10,000.00 | Online Transfer Ref #Bbe2Rwnxl4 to 8891621479 on 08/28/2015 0816 Am |
| | 08/28 | 5,178.02 | WT Fed#00307 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15082808562026 Trn#150828095730 Rfb# 000000363 |
| | 08/28 | 27,191.41 | ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512 |
| | 08/31 | 225.76 | Equipment Financ Onlineinv 150828 Bggbk2001030714 Hewittdebra |
| | | **$739,652.06** | **Total electronic debits/bank debits** |

### Checks paid

| Number | Amount | Date | Number | Amount | Date | Number | Amount | Date |
|---|---|---|---|---|---|---|---|---|
| 6005 | 465.00 | 08/07 | 6025 | 325.00 | 08/05 | 6035 | 34.20 | 08/13 |
| 6009 * | 1,000.00 | 08/06 | 6026 | 325.00 | 08/05 | 6036 | 72.00 | 08/13 |
| 6010 | 4,666.00 | 08/17 | 6027 | 25.82 | 08/06 | 6037 | 216.22 | 08/10 |
| 6013 * | 3,609.50 | 08/17 | 6028 | 104.49 | 08/07 | 6039 * | 238.27 | 08/18 |
| 6019 * | 1,131.50 | 08/17 | 6029 | 146.80 | 08/05 | 6040 | 2,365.62 | 08/17 |
| 6020 | 500.35 | 08/04 | 6031 * | 197.00 | 08/11 | 6041 | 60.22 | 08/18 |
| 6021 | 325.00 | 08/05 | 6032 | 49.50 | 08/14 | 6042 | 75.50 | 08/28 |
| 6022 | 325.00 | 08/05 | 6033 | 2,000.00 | 08/11 | 6043 | 2,117.92 | 08/31 |
| 6023 | 325.00 | 08/05 | 6034 | 112.92 | 08/12 | 6045 * | 423.36 | 08/31 |
| 6024 | 325.00 | 08/05 | | | | | | |
| | **$21,562.19** | **Total checks paid** | | | | | | |

* Gap in check sequence.

**$761,214.25** **Total debits**

## Daily ledger balance summary

| Date | Balance | Date | Balance | Date | Balance |
|---|---|---|---|---|---|
| 07/31 | 219,564.46 | 08/10 | 61,872.21 | 08/18 | 53,397.48 |
| 08/03 | 219,304.84 | 08/11 | 42,371.51 | 08/20 | 3,397.48 |
| 08/04 | 68,804.49 | 08/12 | 162,199.80 | 08/21 | 13,397.48 |
| 08/05 | 73,376.56 | 08/13 | 65,518.09 | 08/24 | 13,231.05 |
| 08/06 | 72,350.74 | 08/14 | 65,468.59 | 08/28 | 13,786.12 |
| 08/07 | 62,504.19 | 08/17 | 53,695.97 | 08/31 | 17,668.58 |

**Average daily ledger balance** **$61,447.66**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

# Analyzed Business Checking

Account number: [redacted]8489 ■ August 1, 2015 - August 31, 2015 ■ Page 1 of 1

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* *wellsfargo.com*

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### *Analyzed Business Checking*

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]8489 | $713.61 | $0.00 | -$325.00 | $388.61 |

### Debits

**Checks paid**

| *Number* | *Amount* | *Date* | |
|---|---|---|---|
| 1052 | 325.00 | 08/05 | |
| | | **$325.00** | **Total checks paid** |
| | | **$325.00** | **Total debits** |

### Daily ledger balance summary

| *Date* | *Balance* | *Date* | *Balance* |
|---|---|---|---|
| 07/31 | 713.61 | 08/05 | 388.61 |
| **Average daily ledger balance** | | **$430.54** | |

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

# Analyzed Business Checking

Account number: [redacted]8422 ■ August 1, 2015 - August 31, 2015 ■ Page 1 of 1

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* *wellsfargo.com*

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### *Analyzed Business Checking*

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]8422 | $629.07 | $0.00 | -$488.82 | $140.25 |

### Debits

**Electronic debits/bank debits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/04 | 62.00 | ATT Payment 080315 900355002Epayk Mdw Pan LLP Realty |
| | | **$62.00** | **Total electronic debits/bank debits** |

**Checks paid**

| *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* |
|---|---|---|---|---|---|---|---|---|
| 2094 | 47.42 | 08/05 | 2095 | 325.00 | 08/05 | 2096 | 54.40 | 08/05 |

**$426.82** **Total checks paid**

**$488.82** **Total debits**

### Daily ledger balance summary

| *Date* | *Balance* | *Date* | *Balance* | *Date* | *Balance* |
|---|---|---|---|---|---|
| 07/31 | 629.07 | 08/04 | 567.07 | 08/05 | 140.25 |

**Average daily ledger balance** **$201.32**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

# Analyzed Business Checking

Account number: [redacted]1724 ■ August 1, 2015 - August 31, 2015 ■

WELLS FARGO

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

## Account summary

### Analyzed Business Checking

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]1724 | $4,607.60 | $140,000.00 | -$141,831.50 | $2,776.10 |

### Credits

**Electronic deposits/bank credits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/10 | 140,000.00 | Online Transfer Ref #Bbe5Ns7Bvy From 6198288265 on 08/10/2015 0913 Am |
| | | **$140,000.00** | **Total electronic deposits/bank credits** |
| | | **$140,000.00** | **Total credits** |

### Debits

**Checks paid**

| *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* |
|---|---|---|---|---|---|---|---|---|
| 3424 | 325.00 | 08/05 | 3425 | 132,525.00 | 08/14 | 3426 | 8,981.50 | 08/21 |

**$141,831.50** **Total checks paid**

**$141,831.50** **Total debits**

### Daily ledger balance summary

| *Date* | *Balance* | *Date* | *Balance* | *Date* | *Balance* |
|---|---|---|---|---|---|
| 07/31 | 4,607.60 | 08/10 | 144,282.60 | 08/21 | 2,776.10 |
| 08/05 | 4,282.60 | 08/14 | 11,757.60 | | |

**Average daily ledger balance** **$23,542.39**

# Analyzed Business Checking

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### Analyzed Business Checking

| Account number | Beginning balance | Total credits | Total debits | Ending balance |
|---|---|---|---|---|
| [redacted]1461 | $100.00 | $546,000.00 | -$546,000.00 | $100.00 |

### Credits

**Electronic deposits/bank credits**

| Effective date | Posted date | Amount | Transaction detail |
|---|---|---|---|
| | 08/10 | 140,000.00 | Online Transfer Ref #Bber3462Kj From 8891621495 on 08/10/2015 0911 Am |
| | 08/12 | 120,000.00 | Online Transfer Ref #Bbe5Nsrvp7 From 8891621495 on 08/12/2015 0203 PM |
| | 08/18 | 200,000.00 | Online Transfer Pp # 17 Ref #Bbe8Kwz4Dz |
| | 08/21 | 16,000.00 | Online Transfer Ref #Bbecgzjtvw From 8891621495 on 08/21/2015 1241 PM |
| | 08/28 | 70,000.00 | Online Transfer Ref #Bbe8Kzmfbh From 8891621495 on 08/28/2015 0813 Am |
| | | **$546,000.00** | **Total electronic deposits/bank credits** |
| | | **$546,000.00** | **Total credits** |

### Debits

**Electronic debits/bank debits**

| Effective date | Posted date | Amount | Transaction detail |
|---|---|---|---|
| | 08/10 | 140,000.00 | Online Transfer Ref #Bbegcxnkt7 to 6198288265 on 08/10/2015 0912 Am |
| | 08/12 | 120,000.00 | Online Transfer Ref #Bber34Qk9Z to 6198288265 on 08/12/2015 0204 PM |
| | 08/18 | 200,000.00 | Online Transfer Pp #17 Ref #Bbecgykr7G |
| | 08/21 | 16,000.00 | Online Transfer Ref #Bbe2Rtzly5 to 6198288265 on 08/21/2015 1242 PM |
| | 08/28 | 70,000.00 | Online Transfer Ref #Bben67Lfky to 6198288265 on 08/28/2015 0814 Am |
| | | **$546,000.00** | **Total electronic debits/bank debits** |
| | | **$546,000.00** | **Total debits** |

WELLS FARGO

## Daily ledger balance summary

| Date | Balance | Date | Balance | Date | Balance |
|---|---|---|---|---|---|
| 07/31 | 100.00 | 08/12 | 100.00 | 08/21 | 100.00 |
| 08/10 | 100.00 | 08/18 | 100.00 | 08/28 | 100.00 |

**Average daily ledger balance** **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

# Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* *wellsfargo.com*

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### *Analyzed Business Checking*

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]1446 | $100.00 | $33,000.00 | -$33,000.00 | $100.00 |

### Credits

**Electronic deposits/bank credits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/21 | 6,000.00 | Online Transfer Ref #Bbegd2Zd5R From 6198288265 on 08/21/2015 1243 PM |
| | 08/28 | 27,000.00 | Online Transfer Ref #Bbetybm57Z From 6198288265 on 08/28/2015 0814 Am |
| | | **$33,000.00** | **Total electronic deposits/bank credits** |
| | | **$33,000.00** | **Total credits** |

### Debits

**Electronic debits/bank debits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/21 | 6,000.00 | Online Transfer Ref #Bber37Hbqy to 8891621487 on 08/21/2015 1243 PM |
| | 08/28 | 27,000.00 | Online Transfer Ref #Bbek966Yj5 to 8891621487 on 08/28/2015 0815 Am |
| | | **$33,000.00** | **Total electronic debits/bank debits** |
| | | **$33,000.00** | **Total debits** |

### Daily ledger balance summary

| *Date* | *Balance* | *Date* | *Balance* | *Date* | *Balance* |
|---|---|---|---|---|---|
| 07/31 | 100.00 | 08/21 | 100.00 | 08/28 | 100.00 |

**Average daily ledger balance** **$100.00**

# Analyzed Business Checking

Account number: [redacted]1479 ▪ August 1, 2015 - August 31, 2015 ▪ Page 1 of 2

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

**Did you know you can deposit checks into your business account quickly and easily?**

Deposit business checks with your phone or tablet using Wells Fargo Mobile® Deposit. You can also have an employee deposit checks for you with a Wells Fargo Business Deposit Card at one of our 12,500 ATM locations.

Visit wellsfargo.com/convenientdeposit or talk to your banker to learn more.

## Account summary

### Analyzed Business Checking

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]1479 | $53,130.14 | $368,634.90 | -$395,445.21 | $26,319.83 ✓ |

### Credits

**Electronic deposits/bank credits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/04 | 150,000.00 ✓ | Online Transfer Pp #16 Ref #Bbe8KS3Rhp |
| | 08/18 | 200,000.00 ✓ | Online Transfer Pp # 17 Ref #Bber36Jkjm |
| | 08/28 | 8,634.90 ✓ | Deposit Made In A Branch/Store |
| | 08/28 | 10,000.00 ✓ | Online Transfer Ref #Bbe2Rwnxl4 From 6198288265 on 08/28/2015 0816 Am |
| | | **$368,634.90** | **Total electronic deposits/bank credits** |
| | | **$368,634.90** | **Total credits** |

WELLS FARGO

## Debits

### Electronic debits/bank debits

| Effective date | Posted date | Amount | Transaction detail |
|---|---|---|---|
| | 08/04 | 146,591.03 | WT Fed#03176 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15080413190449 Trn#150804129406 Rfb# 000000335 |
| | 08/07 | 9,275.63 | Principal Peris Plic-Peris 4-5899300000818 Wells Fargo Payroll |
| | 08/11 | 1,845.49 | Rocky Mtn Res Cu Plan Fundi 081015 Rmrmwg Midway Services Comp |
| | 08/18 | 158,287.88 | WT Fed#07316 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN15081809454551 Trn#150818076426 Rfb# 000000350 |
| | 08/20 | 158.25 | Rocky Mtn Res Op Client Fee 081915 Rmrmwg Midway Services Comp |
| | 08/20 | 8,707.44 | Principal Peris Plic-Peris 4-5899300000661 Wells Fargo Payroll |
| | 08/20 | 65,335.84 | Cigna Edge Trans Collection 602300005560 Midway Services Compan |
| | 08/26 | 1,845.49 | Rocky Mtn Res Cu Plan Fundi 082515 Rmrmwg Midway Services Comp |
| | | **$392,047.05** | **Total electronic debits/bank debits** |

### Checks paid

| Number | Amount | Date | Number | Amount | Date | Number | Amount | Date |
|---|---|---|---|---|---|---|---|---|
| 1059 | 975.00 | 08/05 | 1061 * | 760.04 | 08/26 | 10083 | 424.70 | 08/04 |
| 1060 | 779.60 | 08/28 | 10082 | 458.82 | 08/04 | | | |

**$3,398.16** **Total checks paid**

* Gap in check sequence.

**$395,445.21** **Total debits**

## Daily ledger balance summary

| Date | Balance | Date | Balance | Date | Balance |
|---|---|---|---|---|---|
| 07/31 | 53,130.14 | 08/07 | 45,404.96 | 08/20 | 11,070.06 |
| 08/04 | 55,655.59 | 08/11 | 43,559.47 | 08/26 | 8,464.53 |
| 08/05 | 54,680.59 | 08/18 | 85,271.59 | 08/28 | 26,319.83 |

**Average daily ledger balance** **$37,745.65**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

# Analyzed Business Checking

Account number: [redacted]1495 ▪ August 1, 2015 - August 31, 2015 ▪ Page 1 of 4

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### Analyzed Business Checking

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]495 | $3,591,871.81 | $1,767,537.83 | -$1,687,215.24 | $3,672,194.40 ✓ |

### Credits

**Electronic deposits/bank credits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/03 | 471,753.50 ✓ | WT Fed#04543 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0803949562015001 Trn#150803143399 Rfb# |
| | 08/10 | 452,210.33 ✓ | WT Fed#02707 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0810960739012963 Trn#150810117540 Rfb# |
| | 08/11 | 3,969.00 | ATT Pmt Credit 072415 070452003Epayb Temporaryaccountname |
| | 08/17 | 250.00 ✓ | Deposit Made In A Branch/Store |
| | 08/18 | 358,557.00 ✓ | WT Fed#06861 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0818902889006971 Trn#150818044894 Rfb# |
| | 08/24 | 222,451.20 ✓ | WT Fed#04572 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0824914697014884 Trn#150824139769 Rfb# |
| | 08/28 | 258,346.80 ✓ | WT Fed#07187 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0828923517017329 Trn#150828108796 Rfb# |
| | | **$1,767,537.83** | **Total electronic deposits/bank credits** |
| | | **$1,767,537.83** | **Total credits** |

### Debits

**Electronic debits/bank debits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/04 | 2,010.50 ✓ | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/04 | 2,879.68 ✓ | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/04 | 7,657.25 ✓ | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |

WELLS FARGO

***Electronic debits/bank debits*** *(continued)*

| Effective date | Posted date | Amount | Transaction detail |
|---|---|---|---|
| | 08/05 | 1,103.35 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/07 | 68,179.50 | WT Fed#00536 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15080514281961 Trn#150806052800 Rfb# 000000336 |
| | 08/07 | 18,422.00 | WT Fed#04952 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15080713335849 Trn#150807140076 Rfb# 000000339 |
| | 08/07 | 31,157.50 | WT Fed#04969 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15080713331817 Trn#150807140164 Rfb# 000000338 |
| | 08/07 | 15,780.00 | WT Fed#05012 Heritage Bank of N /Ftr/Bnf=Checking Srf# IN15080713305403 Trn#150807140376 Rfb# 000000337 |
| | 08/07 | 29,975.00 | WT Fed#05208 Comerica Bank /Ftr/Bnf=Geologic Associates, Inc Srf# IN15080713435072 Trn#150807141741 Rfb# 000000340 |
| | 08/07 | 80,162.30 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/10 | 128.26 | WT Fed#05761 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN15081006584981 Trn#150810064489 Rfb# 000000341 |
| | 08/10 | 140,000.00 | Online Transfer Ref #Bber3462Kj to 8891621461 on 08/10/2015 0911 Am |
| | 08/10 | 23,150.00 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/12 | 17,449.78 | WT Fed#04168 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15081213100096 Trn#150812134397 Rfb# 000000345 |
| | 08/12 | 52,839.54 | WT Fed#04622 Bank of America, N /Ftr/Bnf=Marsh Insurance Srf# IN15081213120496 Trn#150812134438 Rfb# 000000347 |
| | 08/12 | 23,613.75 | WT Fed#04178 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15081213110654 Trn#150812134461 Rfb# 000000346 |
| | 08/12 | 120,000.00 | Online Transfer Ref #Bbe5Nsrvp7 to 8891621461 on 08/12/2015 0203 PM |
| | 08/12 | 65,360.29 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/13 | 3,500.00 22,109.27 | Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP |
| | 08/14 | 68,179.50 | WT Fed#00627 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15081207152303 Trn#150812127759 Rfb# 000000344 |
| | 08/18 | 200,000.00 | Online Transfer Pp # 17 Ref #Bbe8Kwz4Dz |
| | 08/18 | 76,767.00 | WT Fed#03194 Nordea Bank Finlan /Ftr/Bnf=Flsmidth USA Inc Srf# IN15081813164875 Trn#150818128513 Rfb# 000000351 |
| | 08/19 | 4,920.21 | WT Fed#00736 Nordea Bank Finlan /Ftr/Bnf=Flsmidth USA Inc Srf# IN15081815305852 Trn#150818147591 Rfb# 000000352 |
| | 08/19 | 20,000.00 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/20 | 68,179.50 | WT Fed#04730 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15082012242640 Trn#150820134212 Rfb# 000000353 |
| | 08/20 | 4,512.90 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/20 | 22,000.00 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/21 | 16,000.00 | Online Transfer Ref #Bbecgzjtvw to 8891621461 on 08/21/2015 1241 PM |
| | 08/21 | 10,560.00 | WT Fed#04800 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15082112095397 Trn#150821141344 Rfb# 000000355 |
| | 08/21 | 14,557.19 | WT Fed#04805 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15082112091315 Trn#150821141391 Rfb# 000000354 |
| | 08/21 | 800.00 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/21 | 67,825.00 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/25 | 2,608.70 | ATT Payment 082415 577025002Epayf Temporaryaccountname |
| | 08/27 | 3,475.69 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/27 | 121.83 | ATT Payment 082615 152537003Epayh Mdw Pan LLP |

WELLS FARGO

***Electronic debits/bank debits** (continued)*

| Effective date | Posted date | Amount | Transaction detail |
|---|---|---|---|
| | 08/27 | 1,739.94 | ATT Payment 082615 148557003Epayh Mdw Pan LLP |
| | 08/28 | 68,179.50 | WT Fed#00483 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN15082608124787 Trn#150826103947 Rfb# 000000357 |
| | 08/28 | 16,811.30 | WT Fed#01084 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN15082714000767 Trn#150827159822 Rfb# 000000358 |
| | 08/28 | 70,000.00 | Online Transfer Ref #Bbe8Kzmfbh to 8891621461 on 08/28/2015 0813 Am |
| | 08/28 | 4,958.00 | WT Fed#00465 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN15082808524955 Trn#150828095726 Rfb# 000000359 |
| | 08/28 | 1,253.00 | WT Fed#00306 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15082808553750 Trn#150828095732 Rfb# 000000362 |
| | 08/28 | 21,100.00 | WT Fed#00304 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN15082808543520 Trn#150828095727 Rfb# 000000361 |
| | 08/28 | 24,419.05 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | 08/28 | 70.00 | ATT Payment 082715 555557002Epayi Mdw Pan LLP |
| | 08/31 | 23,000.00 | ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096 |
| | | **$1,534,016.28** | **Total electronic debits/bank debits** |

**Checks paid**

| Number | Amount | Date | Number | Amount | Date | Number | Amount | Date |
|---|---|---|---|---|---|---|---|---|
| | 1,795.00 | 08/04 | 2521 | 4,281.63 | 08/10 | 2551 | 61.94 | 08/25 |
| | 26.00 | 08/12 | 2523 * | 43.64 | 08/05 | 2552 | 10,000.00 | 08/18 |
| | 4,961.25 | 08/13 | 2524 | 382.43 | 08/05 | 2553 | 5,000.00 | 08/19 |
| | 1,795.00 | 08/25 | 2525 | 4,950.00 | 08/03 | 2554 | 585.00 | 08/17 |
| 2473 | 500.00 | 08/18 | 2526 | 874.52 | 08/04 | 2555 | 3,293.56 | 08/24 |
| 2498 * | 937.98 | 08/11 | 2531 * | 1,599.09 | 08/25 | 2557 * | 1,630.00 | 08/17 |
| 2501 * | 696.00 | 08/13 | 2532 | 10,578.15 | 08/12 | 2558 | 26.00 | 08/18 |
| 2502 | 57.14 | 08/11 | 2533 | 2,800.00 | 08/13 | 2559 | 3,237.00 | 08/18 |
| 2503 | 1,099.92 | 08/12 | 2535 * | 750.00 | 08/19 | 2560 | 10,000.00 | 08/20 |
| 2504 | 150.00 | 08/03 | 2536 | 33.21 | 08/13 | 2561 | 97.50 | 08/21 |
| 2505 | 750.00 | 08/04 | 2538 * | 98.19 | 08/11 | 2563 * | 9,046.96 | 08/26 |
| 2506 | 39.86 | 08/06 | 2539 | 3,000.00 | 08/11 | 2565 * | 33.21 | 08/27 |
| 2507 | 6,173.52 | 08/04 | 2540 | 17,492.75 | 08/12 | 2566 | 1,530.00 | 08/31 |
| 2510 * | 7,275.89 | 08/12 | 2541 | 185.00 | 08/17 | 2567 | 106.86 | 08/25 |
| 2512 * | 5,783.00 | 08/17 | 2543 * | 2,687.16 | 08/11 | 2568 | 295.00 | 08/26 |
| 2517 * | 650.00 | 08/05 | 2545 * | 5,289.08 | 08/12 | 2569 | 2,589.60 | 08/27 |
| 2518 | 325.00 | 08/05 | 2549 * | 10,000.00 | 08/28 | 2570 | 180.00 | 08/31 |
| 2519 | 3,900.00 | 08/10 | 2550 | 3,012.23 | 08/24 | 2571 | 263.69 | 08/25 |
| 2520 | 250.00 | 08/10 | | | | | | |
| | **$153,198.96** | | **Total checks paid** | | | | | |

* Gap in check sequence

| | |
|---|---|
| **$1,687,215.24** | **Total debits** |

## Daily ledger balance summary

| Date | Balance | Date | Balance | Date | Balance |
|---|---|---|---|---|---|
| 07/31 | 3,591,871.81 | 08/04 | 4,036,384.84 | 08/06 | 4,033,840.56 |
| 08/03 | 4,058,525.31 | 08/05 | 4,033,880.42 | 08/07 | 3,790,164.26 |

WELLS FARGO

*Daily ledger balance summary (continued)*

| Date | Balance | Date | Balance | Date | Balance |
|---|---|---|---|---|---|
| 08/10 | 4,070,664.70 | 08/18 | 3,708,142.85 | 08/25 | 3,672,650.68 |
| 08/11 | 4,067,853.23 | 08/19 | 3,677,472.64 | 08/26 | 3,663,308.72 |
| 08/12 | 3,746,828.08 | 08/20 | 3,572,780.24 | 08/27 | 3,655,348.45 |
| 08/13 | 3,716,228.35 | 08/21 | 3,462,940.55 | 08/28 | 3,696,904.40 |
| 08/14 | 3,648,048.85 | 08/24 | 3,679,085.96 | 08/31 | 3,672,194.40 |
| 08/17 | 3,640,115.85 | | | | |

**Average daily ledger balance** **$3,731,716.87**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BNY MELLON

..IDWAY GOLD
[redacted]
8310 S VALLEY HIGHWAYSUITE 280
ENGLEWOOD, CO 80112

## Account Statement

Statement Period 08/01/2015 Through 08/31/2015

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

**Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.**

**Visit us at www.bnymellon.com**

## Account Overview



| Percent of all Investments | Asset Classification | Market Value |
|---|---|---|
| 100% | CASH AND SHORT TERM | 360,683.23 |
| **100%** | **TOTAL OF ALL INVESTMENTS** | **360,683.23** |

## Summary of Assets Held

| Classification | Market Value | Cost | Accrued Income | Est Annual Income | Market Yield |
|---|---|---|---|---|---|
| CASH AND SHORT TERM | 360,683.23 | 360,683.23 | 0.00 | 0.00 | 0.00% |
| **ACCOUNT TOTALS** | **360,683.23** | **360,683.23** | **0.00** | **0.00** | **0.00%** |

## Summary of Cash Transactions

| | Current Period | | | Year-to-Date | |
|---|---|---|---|---|---|
| Transaction Category | Income | Principal | Realized Gains/Losses | Income | Principal |
| OPENING BALANCE | 0.00 | 36,478.39 | | 0.00 | 0.00 |
| OTHER CASH ADDITIONS | 0.00 | 324,204.84 | 0.00 | 0.00 | 1,327,513.09 |
| OTHER CASH DISBURSEMENTS | 0.00 | 0.00 | 0.00 | 0.00 | 966,829.86 - |
| **CLOSING BALANCE** | **0.00** | **360,683.23** | **0.00** | **0.00** | **360,683.23** |

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

# Analyzed Business Checking

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### *Analyzed Business Checking*

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]1487 | $11,128.03 | $33,000.00 | -$43,039.60 | $1,088.43 |

### Credits

**Electronic deposits/bank credits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/21 | 6,000.00 | Online Transfer Ref #Bber37Hbqy From 8891621446 on 08/21/2015 1243 PM |
| | 08/28 | 27,000.00 | Online Transfer Ref #Bbek966Yj5 From 8891621446 on 08/28/2015 0815 Am |
| | | **$33,000.00** | **Total electronic deposits/bank credits** |
| | | **$33,000.00** | **Total credits** |

### Debits

**Electronic debits/bank debits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/21 | 5,344.05 | WT Fed#04646 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15082112455772 Trn#150821141214 Rfb# 000000356 |
| | 08/28 | 6,574.05 | WT Fed#00302 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN15082808534219 Trn#150828095728 Rfb# 000000360 |
| | 08/28 | 20,000.00 | ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234 |
| | | **$31,918.10** | **Total electronic debits/bank debits** |

**Checks paid**

| *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* |
|---|---|---|---|---|---|---|---|---|
| 1065 | 10,471.50 | 08/17 | 1066 | 325.00 | 08/05 | 1067 | 325.00 | 08/05 |

| | |
|---|---|
| **$11,121.50** | **Total checks paid** |
| **$43,039.60** | **Total debits** |

WELLS FARGO

## Daily ledger balance summary

| Date | Balance | Date | Balance | Date | Balance |
|---|---|---|---|---|---|
| 07/31 | 11,128.03 | 08/17 | 6.53 | 08/28 | 1,088.43 |
| 08/05 | 10,478.03 | 08/21 | 662.48 | | |

**Average daily ledger balance** **$5,782.76**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

MIDWAY GOLD CORP.

Statement of Account

Saturday, August 01, 2015 - Monday, August 31, 2015

| Account Name: | Account: | Branch: | Currency: |
|---|---|---|---|
| [redacted]6025 | [redacted]6025 | 9656 | CAD |

| B/D | Description | Debit | | Credit | Date | Balance |
|---|---|---|---|---|---|---|
| | Balance Forward | | | | 08/04/2015 | $59,226.63 |
| | CIPS CREDIT INTEREST | | | $44.90 | 08/04/2015 | $59,271.53 |
| | CHQ#00872-2300407665 | $475.00 ✓ | | | 08/07/2015 | $58,796.53 |
| | 150811S9518100WIRE | | 20,000 | $19,982.50 | 08/12/2015 | $78,779.03 |
| | WIRE ADMIN FEE | $50.00 | | | 08/13/2015 | |
| | WIRE ADMIN FEE | $50.00 | | | 08/13/2015 | |
| | WIRE ADMIN FEE | $50.00 | | | 08/13/2015 | |
| | 150813B6270200WIRE | $5,395.50 | 5365.50 | | 08/13/2015 | |
| | 150813B6283500WIRE | $24,146.23 | 24096.23 | | 08/13/2015 | |
| | CHQ#00873-3700016648 | $766.50 ✓ | | | 08/13/2015 | $48,320.80 |
| | 150813S1508000WIRE | | 120,000 | $119,982.50 | 08/14/2015 | |
| | WIRE ADMIN FEE | $50.00 | | | 08/14/2015 | |
| | 150814B6947500WIRE | ($75,813.73) | 75733.73 | | 08/14/2015 | $92,439.57 |
| | WIRE PYMT CHGS | $28.95 | | | 08/21/2015 | |
| | IWPN CHARGES | $5.00 | | | 08/21/2015 | |
| | CMS-BR/PT FEES | $30.00 | | | 08/21/2015 | |
| | CHQ#00874-0200325817 | $990.69 ✓ | | | 08/21/2015 | $91,384.93 |
| | WIRE ADMIN FEE | $50.00 | | | 08/26/2015 | |
| | 150826B1885700WIRE | $6,871.81 | 6841.81 | | 08/26/2015 | $84,463.12 |
| | SERVICE CHARGE | $6.25 | | | 08/31/2015 | $84,456.87 |
| | Closing Balance | | | | 08/31/2015 | $84,456.87 ✓ |
| Totals: | | $114,779.66 | | $140,009.90 | | |
| Item Count: | | 16 | | 3 | | |

**Attachment 8**

**Bank Statement Reconciliations for All Bank Accounts**

## Midway Gold Corp / MG US-Balance Sheet

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00058486 | 2.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 17,668.58 |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | 2,729.28- |
| | 14,939.30 |
| Balance per General Ledger | 14,939.30 |
| Variance | .00 |

## Outstanding Checks

| Explanation<br>Alpha Name | G/L<br>Date | Payment<br>Number | Amount |
|---|---|---|---|
| George Hawes | 4/1/2015 | 00005928 | 300.00- |
| Spatial Dimension | 5/1/2015 | 00144438 | 32.60- |
| LexisNexus | 5/14/2015 | 00005966 | 423.36- |
| LaQuinta Inn & Suites | 6/12/2015 | 00005979 | 1,420.80- |
| Ferry County Auditor | 7/24/2015 | 00006008 | 74.00- |
| AT&T | 8/28/2015 | 00006046 | 293.52- |
| FedEx | 8/28/2015 | 00006047 | 185.00- |
| | | | 2,729.28- |

## Midway Gold Corp / NV Talon-Balance Sheet

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00059200 | 5.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 388.61 ✓ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | 125.00- ✓ |
| | ~ 263.61 |
| Balance per General Ledger | 263.61 ✓ |
| Variance | ~ .00 |

## Midway Gold Corp / MGR-Balance Sheet

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00060152 | 9.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 140.25 √ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | .00 √ |
| | ~ 140.25 |
| Balance per General Ledger | 140.25 √ |
| Variance | ~ .00 |

## Midway Gold Corp / RR Exploration Balance Sheet

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00376862 | 10.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 2,776.10 ✓ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | 125.00- ✓ |
| | ~ 2,651.10 |
| Balance per General Ledger | 2,651.10 ✓ |
| Variance | ~ .00 |

## Midway Gold Corp / MDW Pan Hold Corp

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00544250 | 14.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 100.00 ✓ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | .00 ✓ |
| | ~ 100.00 |
| Balance per General Ledger | 100.00 ✓ |
| Variance | ~ .00 |

## Midway Gold Corp / MDW GR Holding Corp

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00544498 | 15.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 100.00 ✓ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | .00 ✓ |
| | 100.00 |
| Balance per General Ledger | 100.00 ✓ |
| Variance | .00 |

## Midway Gold Corp / Midway Mining Co

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00544746 | 16.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 26,319.83 ✓ |
| Add Pending Deposits | 2,330.08 ✓ |
| Less Outstanding Checks | 16,786.37- ✓ |
| | 11,863.54 |
| Balance per General Ledger | 11,863.54 ✓ |
| Variance | .00 |

## Pending Deposits

| Explanation<br>Alpha Name | G/L<br>Date | Amount |
| --- | --- | --- |
| :verse garnishment PP#16 | 8/5/2015 | 2,330.08 |
| | | ~ 2,330.08 |

## Outstanding Checks

| Explanation<br>Alpha Name | G/L<br>Date | Payment<br>Number | Amount |
| --- | --- | --- | --- |
| Garnishment PP~16 | 8/5/2015 | | 2,330.08- |
| Employment Security Division | 8/28/2015 | 00001062 | 6,550.39- |
| MetLife Group Benefits | 8/28/2015 | 00001063 | 7,216.56- |
| Vision Service Plan | 8/28/2015 | 00001064 | 689.34- |
| | | | ~ 16,786.37- |

## Midway Gold Corp / MDW Pan LLP

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00545490 | 19.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 3,672,194.40 |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | 23,162.49- |
| | 3,649,031.91 |
| Balance per General Ledger | 3,649,031.91 |
| Variance | .00 |

## Outstanding Checks

| Explanation Alpha Name | G/L Date | Payment Number | Amount |
|---|---|---|---|
| White Pine County Tourism & Re | 5/1/2014 | 00001229 | 834.00- |
| Alfred Hoekenga | 11/18/2014 | 00001658 | 178.00- |
| Toby J. Valdez | 5/5/2015 | 00002346 | 16.32- |
| United Rentals, Inc | 6/8/2015 | 00002460 | 2,402.27- |
| Eureka County Television Distr | 8/21/2015 | 00002564 | 750.00- |
| Elevation Sign Works | 8/28/2015 | 00002573 | 297.32- |
| Elevation Transport | 8/28/2015 | 00002574 | 1,400.00- |
| Jennifer Tobin DBA JTobin Cons | 8/28/2015 | 00002575 | 1,200.00- |
| Murdocks Metal & Paint | 8/28/2015 | 00002576 | 883.38- |
| Nevada Rural Housing Authority | 8/28/2015 | 00002577 | 70.00- |
| Pennstrom Consulting Inc | 8/28/2015 | 00002578 | 12,967.17- |
| Rapidspace/Quick Space | 8/28/2015 | 00002579 | 382.43- |
| SVL Analytical Inc | 8/28/2015 | 00002580 | 1,281.60- |
| Sunbelt Rentals Inc. | 8/28/2015 | 00144639 | 500.00- |
| | | | ~ 23,162.49- |

## Midway Gold Corp / MDW Pan LLP

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00821630 | 19.10121 |
| **Account Description** | BNY Mellon - Compensation | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 360,683.23 ✓ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | .00 ✓ |
| | ✓ 360,683.23 |
| Balance per General Ledger | 360,683.23 ✓ |
| Variance | ✓ .00 |

## Midway Gold Corp / MDW Gold Rock LLP

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00545738 | 20.10112 |
| **Account Description** | Wells Fargo (USD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 1,088.43 ✓ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | .00 ✓ |
| | ~ 1,088.43 |
| Balance per General Ledger | 1,088.43 ✓ |
| Variance | ~ .00 |

## Midway Gold Corp / MDW-Balance Sheet

**Reconciliation Summary**

| | | |
|---|---|---|
| **Account Number** | 00807893 | 21.10211 |
| **Account Description** | TD Canada Trust (CAD) | |
| **Period Ending** | 8/31/2015 | |

| | |
|---|---|
| Balance per Bank Statement | 84,456.87 ✓ |
| Add Pending Deposits | .00 |
| Less Outstanding Checks | .00 ✓ |
| | ~ 84,456.87 |
| Balance per General Ledger | 84,456.87 ✓ |
| Variance | ~ .00 |